SECURITIES AND EXCHANGE COMMISSION
                      Washington, D C. 2054

                            Form 8 - k

                          CURRENT REPORT

Pursuant to Section 13 or 15 (cf) of the Securities Exchange Act
                             of 1934

  Date of Report (Date of earliest even reported) March 25, 1997

                      Cash Can Incorporated
       (Exact name of registrant specified in its charter)

Delaware                 0-19851             75-2371682
State or other           (Commission         (IRS Employer
jurisdiction             File Number)        Identification no.)
of incorporation)

      2321 Noriega Street, San Francisco, California, 94122
        Address of principal executive offices (Zip Code)

Registrant's telephone number, including area code (415) 564-4770

                      Cash Can Incorporated
                             Form 8K

Item 1.   Changes in Control of Registrant

     By letter received March 17, 1997 Arthur E. Juhl submitted his resignation as
President of Cash Can Incorporated. He will retain the position of CEO and Chairman of the Board.

     At a special meeting of the Registrant's Board of Directors held on March 17, 1997, we accepted the resignation of Arthur E. Juhl as President of Cash Can Incorporated

     On March 17, 1997, Robert Lee Mcurn was appointed as
President of Cash Can
Incorporated and Tony Oei was appointed to the Board of Directors

Item 2.   Acquisition or Disposition of assets - not applicable

Item 3.   Bankruptcy of Receivership - not applicable

Item 4. Changes in Registrant's Certifying Accountant - Not applicable

Item 5.   Other events - not applicable

Item 6. Resignations of Registrants's Directors - not applicable. (see Item 1)

Item 7.   Financial Statement and Exhibits - not applicable

Item 8.   Change in Fiscal Year - not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Cash Can Incorporated

/S/ Arthur E. Juhl
Arthur E. Juhl,            C.E.O.

March 25, 1997
Date